                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                   ________________________________________

                                Date of Report
                       (Date of earliest event reported)

                                 May 14, 1999


                        PROVIDIAN FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


       Delaware                          1-12897                               94-2933952
------------------------       ----------------------------       ------------------------------------
(State of incorporation)         (Commission File Number)           (IRS Employer Identification No.)


                 201 Mission Street
               San Francisco, California                       94105
       ------------------------------------------          ---------------
        (Address of principal executive offices)              (Zip Code)


                                (415) 543-0404
                    ______________________________________
                        (Registrant's telephone number,
                             including area code)

                                      N/A
    _______________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

          In connection with the commencement of a Medium-Term Note Program on May 14, 1999, the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into the registrant's Registration Statement (Form S-3), Registration No. 333-55937.

Item 7.   Exhibits

1.3 Distribution Agreement between the registrant and Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Lehman Brothers Inc.

4.25 Indenture between the registrant and First National Bank of Chicago relating to certain Senior Debt Securities.

4.26 Indenture between the registrant and Chase Manhattan Bank and Trust Company, National Association relating to certain Subordinated Debt Securities.

4.27      Form of Senior Medium-Term Fixed Rate Note.

4.28      Form of Senior Medium-Term Floating Rate Note.

4.29      Form of Subordinated Medium-Term Fixed Rate Note.

4.30      Form of Subordinated Medium-Term Floating Rate Note.

8.1 Opinion of Orrick, Harrington & Sutcliffe LLP, as to certain tax matters.

23.2 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.1.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                             (Registrant)


Date:  May 14, 1999                     By:     /s/ Ellen Richey
                                           -------------------------------
                                                    Ellen Richey
                                                      Secretary

                                 EXHIBIT INDEX

Exhibit Number                          Description
--------------                          -----------
1.3 Distribution Agreement between the registrant and Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Lehman Brothers Inc.

4.25 Indenture between the registrant and First National Bank of Chicago relating to certain Senior Debt Securities.

4.26 Indenture between the registrant and Chase Manhattan Bank and Trust Company, National Association relating to certain Subordinated Debt Securities.

4.27                Form of Senior Medium-Term Fixed Rate Note.

4.28                Form of Senior Medium-Term Floating Rate Note.

4.29                Form of Subordinated Medium-Term Fixed Rate Note.

4.30                Form of Subordinated Medium-Term Floating Rate Note.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23.2 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.1.